UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 11, 2023

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GOOD	The Nasdaq Stock Market LLC
6.625% Series E Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODN	The Nasdaq Stock Market LLC
6.00% Series G Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 11, 2023, Gladstone Commercial Corporation (the “Company”) amended and restated its existing advisory agreement, as amended from time to time (the “Agreement”), with Gladstone Management Corporation, a registered investment adviser (the “Adviser”), by entering into the Eighth Amended and Restated Investment Advisory Agreement between the Company and the Adviser (the “Amended Agreement”). The Company’s entrance into the Amended Agreement was approved unanimously by its board of directors, including, specifically, its independent directors. The Amended Agreement eliminates the payment of the incentive fee, as applicable, for the quarters ending September 30, 2023 and December 31, 2023. In addition, the Amended Agreement revises the current calculation of incentive fees for a particular quarter that exceeds by greater than 15% the average quarterly Incentive Fee paid during the trailing four quarters and, instead, bases the calculation on the average quarterly Incentive Fee paid during the last four quarters that an Incentive Fee was paid. The calculation of the other fees in the Amended Agreement remain unchanged. All other terms of the Agreement remained the same. All capitalized terms not defined in this Current Report on Form 8-K are defined in the Amended Agreement.

The description above is only a summary of the material provisions of the Amended Agreement and is qualified in its entirety by reference to a copy of the Amended Agreement, which will be filed with the Company’s next periodic report.

Item 8.01.	Other Events.

On July 11, 2023, the Company issued a press release, filed herewith as Exhibit 99.1, announcing that its board of directors declared monthly cash distributions for its common stock, senior common stock, 6.625% Series E Cumulative Redeemable Preferred Stock, 6.0% Series F Cumulative Redeemable Preferred Stock and 6.00% Series G Cumulative Redeemable Preferred Stock for each of July, August and September 2023. A copy of the press release announcing the monthly cash distributions is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Gladstone Commercial Corporation on July 11, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation
(Registrant)

July 11, 2023	By:	/s/ Gary Gerson
(Gary Gerson, Chief Financial Officer)